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                                                                      EXHIBIT 21

                          IKON OFFICE SOLUTIONS, INC
                             LEGAL ENTITIES CHART

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IKON Office Solutions, Inc.                           FOREIGN SUBSIDIARIES
  IKON Central District
  IKON Florida District                               IKON Capital, Inc. (Canada)
  IKON Great Lakes District                           IKON Document Solutions Ltd (Ireland)
  IKON Northeast District                             IKON North America, Inc. (Delaware corporation)
  IKON Southeast District                               IKON Baja, S.A. de C.V. (1)
  IKON Texas/Louisiana District                         IKON de Mexico, S.A. de C.V. (2)
  IKON Corp.                                              IKON Servicios S.A. de C.V. (3)
  IKON Document Services                                  IKON Copiroyal, S.A. de C.V. (4)
  IKON Office Solutions Foundation, Inc.                  IKON Inmuebles, S.A. de C.V. (5)
  IKON Office Solutions Technology Services, Inc.       IKON Office Solutions Australia Pty. Ltd.
  IKON Office Solutions West, Inc.                      IKON Office Solutions, Inc. (Canada)
    IKON Brands                                           IKON Office Solutions Technology Services, Inc. (Canada)
    IKON Northwest District                           IKON Office Solutions A\S (Denmark)
    IKON Western District                             IKON Office Solutions (Holding) France (6)
  IKON Realty, Inc.                                     IKON Office Solutions S.A.
  Integra Technology International, Inc.                  IKON Document Service S.A.
  IOS Capital, Inc.                                       IKON Total Document Services S.A.
    IKON Funding, Inc.                                IKON Office Solutions Group PLC
    IKON Receivables Funding, Inc.                      IKON Office Solutions Europe PLC
    IKON Funding, LLC                                     IKON Office Solutions PLC
    IKON Funding-1, LLC                                     IKON Capital PLC
    IKON Receivables-1, LLC                                  Kafevend Group PLC
      IKON Receivables, LLC                                  Image Systems Solutions LTD
  MDR Management Corporation                                 Rockliff Computers LTD
  Partners Securities Company                             IKON Office Solutions Holding GmbH
  Upshur Coals Company                                       IKON Office Solutions GmbH Hamburg
  Valinor Inc.                                               IKON Office Solutions GmbH Wiesbaden
                                                             IKON Office Solutions Gmb Hagen
                                                               IKON Office Solutions Gmbh Network Services
                                                             IKON Office Solutions Gmbh Munchen
                                                             IKON Office Solutions GmbH Frankfurt
                                                             IKON Office Solutions GmbH Leipzig (7)
                                                             IKON Leasing Gmbh
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NAMEHOLDER CORPORATIONS
A-Copy, Inc.
Acme Business Products, Inc.
Allegheny Business Machines, Inc.
Associated Business Products, Inc.
Automated Office Systems, Inc.
Copy Line Corporation
Copyrite, Inc.
D.C. Hey Company, Inc
Delta Business Systems, Inc.
Hovinga Business Systems, Inc.
IKON Corp.
Infincom, Inc.
Innovative Office Systems, Inc.
Innovative Office Systems, Inc. - Louisiana
Mirex Corporation
Mirex Corporation of Texas
Modern Business Systems, Inc.
Modern Office Machines, Inc.
NightRider, Inc.
O'Brien Business Equipment, Inc.
OMI of California, Inc.
Southern Copy Machines, Inc.
Sun Office Systems, Inc.
Taylor-Made Office Systems, Inc.
Xtec Office Systems, Inc.
Zeno Systems, Inc.
Zeno Systems of Colorado, Inc.
Zeno Systems of Georgia, Inc.
Zeno Systems of Houston, Inc.
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                                          LEGEND
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
Bold - Corporation
Italic - Division
Bold Italic - Limited Liability Company
Indented - Subsidiary/Division of above corporation
(1) 99.79 % owned by IKON North America, Inc./.21% owned by IKON Office Solutions, Inc.
(2) 99.99% owned by IKON North America, Inc./.01% owned by IKON Office Solutions, Inc.
(3) 99.99% owned by IKON de Mexico, S.A. de C.V./.01% owned by IKON North America, Inc.
(4) 99.99% owned by IKON de Mexico, S.A. de C.V./.01% owned by IKON Servicios S.A. de C.V.
(5) 99.99% owned by IKON de Mexico, S.A. de C.V./.01% owned by IKON Servicios S.A. de C.V.
(6) 90% owned by IKON Office Solutions, Inc./ 10% owned by Pimeau
(7) 70% owned by IKON Office Solutions Holding GmbH/ 30% owned by minority shareholder
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